UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

Towerstream Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33449	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Silva Lane Middletown, RI	02842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

Item 7.01.     Regulation FD Disclosure.

On May 11, 2015, Towerstream Corporation (the “Company”) issued a press release (the “Press Release”) announcing results for the three months ended March 31, 2015. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Items 2.02 and 7.01 and shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Company uses certain Non-GAAP measures to monitor the Company's business performance and that of its segments. These Non-GAAP measures are not recognized under generally accepted accounting principles ("GAAP"). Accordingly, investors are cautioned about using or relying on these measures as alternatives to recognized GAAP measures. The Company’s methods of calculating these measures may not be comparable to similar measures presented by other companies.

A definition of key Non-GAAP measures that the Company employs, and how it uses them to monitor business performance, include the following:

“Adjusted EBITDA” represents net income (loss) before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, deferred rent expense, other non-operating income or expenses, as well as gain or loss on (i) nonmonetary transactions, and (ii) business acquisitions.

“EBITDA” represents net income (loss) before interest, income taxes, depreciation and amortization.

“Net Cash Flows” represents Adjusted EBITDA less capital expenditures.

The following reconciliations of non-GAAP measures to GAAP financial measures are presented in the attached press release: (i) Adjusted EBITDA to Net Loss, and (ii) Net Cash Flow to Net Cash Used in Operating Activities.

Any statements that are not historical facts contained in this Form 8-K are "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (“PSLRA”) which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Forward-looking statements, include certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors described from time to time in our periodic filings with the Securities and Exchange Commission could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. We assume no obligation to update any forward-looking statement. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated May 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERSTREAM CORPORATION

Dated: May 11, 2015	By:	/s/ Joseph P. Hernon
Joseph P. Hernon
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 11, 2015